SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2003

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

161 First Street Cambridge, Massachusetts	02142-1228
(Address of Principal Executive Offices)	(Zip Code)

(617) 661-0540

(Registrant’s telephone number, including area code)

This Current Report on Form 8-K is filed by SatCon Technology Corporation, a Delaware corporation (the “Registrant”), in connection with the matters described herein.

Item 5.                                         Other Events and Required FD Disclosure.

On September 10, 2003, the Registrant entered into the Fourth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated April 4, 2003, as amended by a certain First Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of June 24, 2003, as further amended by a certain Second Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of August 11, 2003, and as further amended by certain Third Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of September 2, 2003.  The full text of the Fourth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.                                         Financial Statements, Pro Forma Financial Information and Exhibits.

(c)            Exhibits.

The exhibits to this report are listed in the Exhibit Index set forth on page 4 hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: September 12, 2003	By:	/s/ Ralph M. Norwood
Ralph M. Norwood
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Fourth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of September 10, 2003, by and among the Registrant, SatCon Power Systems, Inc., SatCon Electronics, Inc., SatCon Applied Technology, Inc., SatCon Power Systems Canada Ltd. and Silicon Valley Bank.